UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

July 27, 2004

Date of report (Date of earliest event reported)

VCG HOLDING CORP.

(Exact Name of Registrant as Specified in its Charter)

Colorado	000-50291	84-1157022
(State of Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification)

390 Union Blvd, Suite 540, Lakewood, CO 80228

(Address of principal executive offices, including zip code)

(303) 934-2424

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2. Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

This Current Report on Form 8-K/A of VCG Holding Corp., a Colorado corporation (the “Company”) constitutes Amendment No. 1 to the Company’s Current Report on Form 8-K (the “Original 8-K”) which was filed with the Securities and Exchange Commission on July 29, 2004 in connection with a certain acquisition by the Company. The Original 8-K included the financial statements of the business acquired. This Amendment No. 1 is filed to provide pro forma financial information required by Item 9.01(b) of the Form 8-K.

Section 9. Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(b)	Pro forma financial information.

Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 30, 2004	By:	/s/ Donald W Prosser
	Name:	Donald W Prosser
	Title:	Director, Chief Financial and Accounting Officer

VCG Holding Corp

Pro forma Financial Statements

For the Six Months and Years Ended, June 30, 2004, December 31, 2003 and 2002

The Company purchased all of the one percent (1%) general partnership interest from WCC Acquisitions, Inc. (a related party) and a eighty-nine and half percent (89.5%) limited partnership interest from Lowrie Management LLLP. (a related party) on July 21, 2004. The purchase was effective on June 30, 2004.

The unaudited pro forma combined financial statements do not purport to be indicative of the results that would actually have been obtained if the combinations had been in effect on the dates indicated, or that may be obtained in the future combined financial statements should be read in conjunction with the historical consolidated financial statements of VCG Holding Corp., together with the related notes thereto.

VCG Holding Corp.

Pro Forma Balance Sheet

June 30, 2004

	As Reported	Glendale Restaurant Concepts LP	Combined		Pro Forma Adjustments	Pro Forma
Assets
Current Assets
Cash & cash equivalents	$2,562,425	$65,219	$2,627,644			$2,627,644
Other receivables	1,013,980	9,333	1,023,313			1,023,313
Inventories	34,619	66,528	101,147			101,147
Prepaid expenses	147,830	—	147,830			147,830

Total Current Assets	3,758,854	141,080	3,899,934			3,899,934

Equipment and Leasehold Improvements
Land	831,225	—	831,225			831,225
Buildings	8,406,033	—	8,406,033			8,406,033
Equipment	1,205,369	391,617	1,596,986	a	(104,242)	1,492,744
Furniture & Fixtures	366,069	266,997	633,066	a	(96,456)	536,610
Signs	24,265	20,727	44,992	a	(2,279)	42,713
Leasehold improvements	1,326,202	821,402	2,147,604	a	(289,289)	1,858,315
Less accumulated depreciation	(649,102)	(492,266)	(1,141,368	)a	492,266	(649,102)

Net equipment and leasehold improvements	11,510,061	1,008,477	12,518,538			12,518,538

Other Assets
Investments	688,434	—	688,434			688,434
Deposits	79,430	—	79,430			79,430
Liquor license	181,110	—	181,110			181,110
Loan Fees, net	199,874	—	199,874			199,874
Goodwill	5,055,765	610,337	5,666,102	a	3,366,004	9,032,106
Construction period interest and taxes	452,849	—	452,849			452,849
Plans and drawings	139,944	—	139,944			139,944
Deferred offering costs	10,751	—	10,751			10,751

Total Other Assets	6,808,157	610,337	7,418,494			10,784,498

Total Assets	$22,077,072	$1,759,894	$23,836,966			$27,202,970

Liabilities and Stockholders’ Equity

Current Liabilities
Accounts payable - trade	$411,935	$71,910	483,845			483,845
Accrued expenses	779,140	44,775	823,915			823,915
Accrued income taxes payable	68,448	—	68,448			68,448
Current portion of capitalized lease	115,193	27,372	142,565			142,565
Current portion of long-term debt	6,162,651	200,000	6,362,651	a	2,000,000	8,362,651

Total current liabilities	7,537,367	344,057	7,881,424			9,881,424

Long-term Debt
Deferred income taxes	130,653	—	130,653			130,653
Capitalized lease	1,125,316	52,306	1,177,622			1,177,622
Long-term debt	5,337,256	—	5,337,256	a	2,000,000	7,337,256

Total long-term debt	6,593,225	52,306	6,645,531			8,645,531

Minority Interest Liability	—	—	—	a	129,535	129,535

Stockholders’ Equity
Common stock	803	—	803	a	20	823
Paid-in capital	6,582,065	—	6,582,065	a	599,980	7,182,045
Retained earnings	1,363,612	1,363,531	2,727,143	a	(1,363,531)	1,363,612

Total stockholders’ equity	7,946,480	1,363,531	9,310,011			8,546,480

Total Liabilities and Stockholders’ Equity	$22,077,072	$1,759,894	$23,836,966			$27,202,970

VCG Holding Corp.

Pro Forma Statements of Income

For the six month period ended June 30, 2004

	As Reported	Glendale Restaurant Concepts LP	Combined		Pro Forma Adjustments	Pro Forma
Revenues
Sales of Alcoholic beverages	$1,281,486	$918,954	$2,200,440			$2,200,440
Sales of food and merchandise	120,746	81,150	201,896			201,896
Service revenue	1,119,242	513,726	1,632,968			1,632,968
Management fees and other income	2,022,316	145,650	2,167,966	a	(231,380)	1,936,586

Total Revenue	4,543,790	1,659,480	6,203,270			5,971,890

Operating Expenses
Cost of goods sold	307,354	312,171	619,525			619,525
Salaries and wages	2,186,842	308,581	2,495,423	a	(194,047)	2,301,376
Management fee	—	10,800	10,800	b	(10,800)	—
Other general and administrative
Taxes and permits	218,516	37,263	255,779	a	(11,805)	243,974
Charge card and bank fees	35,563	24,472	60,035			60,035
Rent	120,896	82,200	203,096			203,096
Legal and professional	146,836	29,509	176,345	a	(12,439)	163,906
Advertising and marketing	229,049	141,050	370,099			370,099
Other	662,225	250,479	912,704	a	(13,089)	899,615
Roylaties	—	78,459	78,459			78,459
Depreciation & amortization	186,429	80,846	267,275			267,275

Total Operating Expenses	4,093,710	1,355,830	5,449,540			5,207,360

Income (loss) from operations	450,080	303,650	753,730			764,530

Other income (expenses)
Interest expense	(235,632)	(9,485)	(245,117)			(245,117)
Interest income	124,440	—	124,440			124,440
Gain on sale of marketable securities	67,385	—	67,385			67,385

Total Other Income (Expenses)	(43,807)	(9,485)	(53,292)			(53,292)

Net income (loss) before income taxes	406,273	294,165	700,438			711,238

Income tax expense - current	60,754	—	60,754	c	59,265	120,019
Income tax expense - deferred	44,306	—	44,306	c	45,333	89,639

Total income taxes	105,060	—	105,060			209,658

Minority interest	—	—	—	d	27,946	27,946

Net income (loss)	$301,213	$294,165	$595,378			$473,634

Basis income per common share	$0.04					$0.06

Weighted average shares outstanding	8,013,098					8,013,098

VCG Holding Corp

Notes to Unaudited Pro Forma Combined Information

For the Six Months Ended June 30, 2004

The unaudited pro forma combined financial information gives effect to the following:

The unaudited pro forma combined financial information reflects the following adjustments:

(a)	To eliminate the inter-company related revenue, expense, assets and liabilities.

(b)	To eliminate management fees paid that are no longer being paid.

(c)	To reflect income tax expense for income on the period before acquisition as the acquired companies were flow-through companies that did not accrue income tax.

(d)	To eliminate the portion of profit related to the minority ownership of Glendale Restaurant Concepts LP

VCG Holding Corp.

Pro Forma Statements of Income

For the year ended December 31, 2003

	As Reported	Glendale Restaurant Concepts LP	Combined		Pro Forma Adjustments	Pro Forma
Revenues
Sales of Alcoholic beverages	$2,662,173	$1,547,272	$4,209,445			$4,209,445
Sales of food and merchandise	228,657	46,631	275,288			275,288
Service revenue	1,748,780	611,707	2,360,487			2,360,487
Other	4,607,604	243,711	4,851,315	a	(368,834)	4,482,481

Total Revenue	9,247,214	2,449,321	11,696,535			11,327,701

Operating Expenses
Cost of goods sold	619,393	446,368	1,065,761			1,065,761
Salaries and wages	4,468,528	507,369	4,975,897	a	(332,418)	4,643,479
Management fee	—	35,216	35,216	b	(35,216)	—
Other general and administrative
Taxes and permits	427,207	66,837	494,044	a	(20,307)	473,737
Charge card and bank fees	71,353	37,555	108,908			108,908
Rent	152,560	120,400	272,960			272,960
Legal and professional	213,003	74,974	287,977	a	(10,879)	277,098
Advertising and marketing	350,436	132,242	482,678			482,678
Other	1,339,391	429,646	1,769,037	a	(5,230)	1,763,807
Depreciation & amortization	298,283	86,874	385,157			385,157

Total Operating Expenses	7,940,154	1,937,481	9,877,635			9,473,585

Income from operations	1,307,060	511,840	1,818,900			1,854,116

Other income (expenses)
Interest expense	(364,394)	—	(364,394)			(364,394)
Interest income	76,772	—	76,772			76,772
Gain (loss) on sale/disposition of assets	—	(10,700)	(10,700)			(10,700)
Unrealized gain on marketable securities	3,085	—	3,085			3,085

Total Other Income (Expenses)	(284,537)	(10,700)	(295,237)			(295,237)

Net income before income taxes	1,022,523	501,140	1,523,663			1,558,879

Income tax expense - current	250,257	—	250,257	c	72,664	322,921
Income tax expense - deferred	86,347	—	86,347	c	90,666	177,013

Total income tax	336,604	—	336,604			499,934

Minority interest	—	—	—	d	48,625	48,625

Net income	$685,919	$501,140	$1,187,059			$1,010,320

Basis income per common share	$0.10					$0.14

Weighted average shares outstanding	7,070,760					7,070,760

VCG Holding Corp

Notes to Unaudited Pro Forma Combined Information

For the Year Ended December 31, 2003

The unaudited pro forma combined financial information gives effect to the following:

The unaudited pro forma combined financial information reflects the following adjustments:

(a)	To eliminate the inter-company related revenue and expense.

(b)	To eliminate management fees paid that are no longer being paid.

(c)	To reflect income tax expense for income on the period before acquisition as the acquired companies were flow-through companies that did not accrue income tax.

(d)	To eliminate the portion of profit related to the minority ownership of Glendale Restaurant Concepts LP

VCG Holding Corp.

Pro Forma Statements of Income

For the year ended December 31, 2002

	As Reported	Glendale Restaurant Concepts LP	Combined		Pro Forma Adjustments	Pro Forma
Revenues
Sales of Alcoholic beverages	$1,978,192	$1,772,458	$3,750,650			$3,750,650
Sales of food and merchandise	149,587	49,459	199,046			199,046
Service revenue	1,009,610	699,412	1,709,022			1,709,022
Other	4,184,734	238,884	4,423,618	a	(381,060)	4,042,558

Total Revenue	7,322,123	2,760,213	10,082,336			9,701,276

Operating Expenses
Cost of goods sold	428,755	457,921	886,676			886,676
Salaries and wages	4,075,971	561,231	4,637,202	a	(351,953)	4,285,249
Management fee	—	49,654	49,654	b	(49,654)	—
Other general and administrative
Taxes and permits	364,162	57,624	421,786	a	(20,179)	401,607
Charge card and bank fees	49,129	41,458	90,587			90,587
Rent	147,427	175,104	322,531			322,531
Legal and professional	210,951	54,250	265,201	a	(8,928)	256,273
Advertising and marketing	316,935	100,443	417,378			417,378
Other	813,121	347,844	1,160,965			1,160,965
Write-down goodwill to market	594,782	—	594,782			594,782
Depreciation & amortization	142,478	137,902	280,380			280,380

Total Operating Expenses	7,143,711	1,983,431	9,127,142			8,696,428

Income from operations	178,412	776,782	955,194			1,004,848

Other income (expenses)
Interest expense	(179,039)	—	(179,039)			(179,039)
Interest income	4,554	—	4,554			4,554

Total Other Income (Expenses)	(174,485)	—	(174,485)			(174,485)

Net income before income taxes	3,927	776,782	780,709			830,363

Income tax expense - current	157,776	—	157,776	c	166,910	324,686
Income tax expense - deferred	—	—	—	c	90,666	90,666

Total income taxes	157,776	—	157,776			415,352

Minority interest	—	—	—	d	73,794	73,794

Net income (loss)	$(153,849)	$776,782	$622,933			$341,217

Basis income (loss) per common share	$(0.04)					0.08

Weighted average shares outstanding	4,364,310					4,364,310

VCG Holding Corp

Notes to Unaudited Pro Forma Combined Information

For the Year Ended December 31, 2002

The unaudited pro forma combined financial information gives effect to the following:

The unaudited pro forma combined financial information reflects the following adjustments:

(a)	To eliminate the inter-company related revenue and expense.

(b)	To eliminate management fees paid that are no longer being paid.

(c)	To reflect income tax expense for income on the period before acquisition as the acquired companies were flow-through companies that did not accrue income tax.

(d)	To eliminate the portion of profit related to the minority ownership of Glendale Restaurant Concepts LP